UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
 Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2005 (July 22, 2005)

                     Conversion Services International, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                 0-30420                    20-1010495
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 (State or other jurisdiction      (Commission                (IRS Employer
       of incorporation)           File Number)             Identification No.)

      100 Eagle Rock Avenue, East Hanover,
                  New Jersey                                     07936
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     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (973) 560-9400
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreement.

On July 22, 2005 ("Closing Date"), Conversion Services International, Inc., a Delaware corporation (the "Company"), entered into (and simultaneously consummated) an agreement and plan of merger (the "Agreement") with McKnight Associates, Inc., a Texas corporation ("McKnight"), McKnight Associates, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the "Merger Sub"), and William McKnight, an individual and formerly the sole stockholder of McKnight. Pursuant to the Agreement, McKnight merged with and into Merger Sub and the Company paid the following consideration: $672,000 in cash, the commitment to pay an additional $250,000 in cash (the "Additional Payment"), the issuance of 13,636,363 shares of the Company common stock, par value $0.001 per share (the "Shares") valued on the Closing Date at $1,500,000, plus the assumption of substantially all the liabilities of McKnight (the "Assumed Liabilities").

Reference is made to the Agreement which is being filed as an Exhibit to this Form 8-K. All statements made with respect to the transaction discussed in this
Item 1.01 are qualified by such reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

See Item 101 of this Current Report on Form 8-K, which Item is incorporated herein by this reference for a description of the transaction. The following describes certain of the material terms of the transaction. The description below is not a complete description of the material terms of the transaction and is qualified in its entirety by reference to the agreements entered into in connection with the transaction which are included as exhibits to this Current Report on Form 8-K:

Background

On the Closing Date, the Company completed the merger of McKnight with and into Merger Sub. Pursuant to the Agreement, the merger was effected in exchange for $672,000 in cash, the commitment to pay the Additional Payment in cash, the issuance of the Shares (with an aggregate value of $1,500,000), plus the assumption of the Assumed Liabilities. As a result of the merger, Merger Sub will continue as the surviving corporation.

As of the Closing Date, William McKnight retained possession of the bank accounts and accounts receivable of McKnight. The cash in any such accounts and the value of any such receivables were treated under the Agreement as part of the consideration paid in the transaction. However, if McKnight failed to maintain, as of the Closing Date, working capital equal to $150,000, then the value of the receivables to be retained by William McKnight will be reduced proportionately to the amount by which McKnight's working capital was below $150,000.

Additional Payment

Within sixty (60) days of the six (6) month anniversary of the Closing Date, the Additional Payment must be paid by the Company to William McKnight. The Company's obligation to make such payment is absolute and not predicated on any condition, except that the Company will not have to make such payment if William McKnight resigns as an employee of the Company prior to the six (6) month anniversary of the Closing Date.

Registration of Stock and Lock Up Agreement

Pursuant to the terms of the Agreement, the Company is obligated to file a registration statement registering the resale of the Shares. Following the registration of the Shares, such Shares are to be governed by a lock-up provision according to the following terms: one-third of the Shares are subject to a three (3) year lock-up period after their registration; one-third of the Shares are subject to a two (2) year lock-up period after their registration; and one-third of the Shares are subject to a one (1) year lock-up period after their registration.

Item 3.02. Unregistered Sales of Equity Securities.

See Item 2.01 of this Current Report on Form 8-K, which Item is incorporated herein by this reference, for a more detailed description of the terms of the transaction that includes the issuance of the Shares.

Item 7.01.  Regulation FD  Disclosure.

On July 25, 2005, the Company issued a press release announcing completion of the transaction described in Item 2.01 above. The press release is attached hereto as Exhibit 99. 1 and is incorporated herein by this reference. The press release and the information in Item 7.01 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

Employment Agreement

On the Closing Date, William McKnight and the Company entered into an employment agreement with an initial term of three (3) years at an annual base compensation of $250,000. Pursuant to the employment agreement, William McKnight (i) will be employed as Senior Vice President - Data Warehousing, (ii) will be eligible for an annual bonus, if any, as may be determined by the Company, and (iii) may earn an annual performance based bonus of up to $75,000 for each of the initial three years of his employment.

Item 9.01. Financial Statements and Exhibits.

            (c)   Exhibits.

      2 Agreement and Plan of Merger dated July 22, 2005 by and among Conversion Services International Inc., a Delaware corporation, McKnight Associates, Inc., a Delaware corporation, McKnight Associates, Inc., a Texas corporation, and William McKnight.

      3.1 Certificate of Merger of McKnight Associates, Inc. filed with the Secretary of State of the State of Delaware on July 22, 2005.

      3.2 Articles of Merger of McKnight Associates, Inc. filed with the Secretary of State of the State of Texas on July 22, 2005.

      10.1 Employment Agreement by and between William McKnight and Conversion Services International Inc. dated July 22, 2005.

      99.1 Press Release of Conversion Services International Inc., dated July 25, 2005.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company's plans, objectives, expectations and intentions; and (ii) other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 28, 2005                          CONVERSION SERVICES INTERNATIONAL, INC.

                                       By: /s/ Scott Newman
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                                           Name: Scott Newman
                                           Title: President and Chief Executive
                                                  Officer